UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2005

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2005, Memory Pharmaceuticals Corp. (the "Registrant") announced that it has entered into a definitive Securities Purchase Agreement with the purchasers set forth on Exhibit A thereto (the "Securities Purchase Agreement"), for the private placement of an aggregate of 16,112,158 newly issued shares of common stock (the "Shares") at a price of $1.90 per share and the concurrent issuance of warrants for the purchase of an aggregate of 5,639,232 additional shares of common stock (the "Warrants") at an exercise price of $2.22 per share (the "Private Placement"). The Private Placement closed on September 23, 2005. The Warrants become exercisable on March 22, 2006, which is 180 days after the closing of the Private Placement, and expire on September 22, 2010, unless earlier exercised or terminated.

Under the terms of the Securities Purchase Agreement, the Registrant has agreed to file, within 30 days after the closing of the Private Placement, a registration statement with the Securities and Exchange Commission to register for resale the Shares and the shares of common stock issuable upon the exercise of the Warrants, which registration statement is required under the terms of the Securities Purchase Agreement to become effective within 90 days following the closing. The Registrant will be required to pay certain cash penalties if it does not meet its registration obligations under the Securities Purchase Agreement.

The following members of the Registrant’s Board of Directors participated in the Private Placement: (i) Dr. Evnin, (ii) Walter Gilbert, Ph.D., (iii) Robert I. Kriebel, (iv) Michael E. Meyers M.P.H., (v) David A. Lowe, Ph.D., (vi) Tony Scullion and (vii) James R. Sulat. Dr. Lowe and Messrs. Scullion and Sulat are also officers of the Registrant.

Prior to the closing of the Private Placement, the sole general partner of Oxford Bioscience Partners II (Annex) L.P. ("OBP II (Annex)"), a purchaser in the Private Placement, was the beneficial owner of more than 5% of the Registrant's common stock. Jonathan Fleming, a member of the Registrant’s Board of Directors, is affiliated with OBP II (Annex) and its sole general partner.

Oxford Bioscience Partners IV L.P. and mRNA Fund II L.P. are also affiliated with Mr. Fleming. Mr. Fleming is a general partner of OBP Management IV L.P., the general partner of Oxford Bioscience Partners IV L.P. and mRNA Fund II L.P.

In addition, prior to the closing of the Private Placement, Venrock Associates and Venrock Associates II, L.P., purchasers in the Private Placement, were stockholders of the Registrant and Anthony B. Evnin, Ph.D., a member of the Registrant's Board of Directors, is a general partner of each of Venrock Associates and Venrock Associates II, L.P. Dr. Evnin is also a Managing Member of the General Partner of Venrock Entrepreneurs Fund, L.P. (collectively with Venrock Associates and Venrock Associates II, L.P., the "Venrock Funds"), a stockholder of the Registrant prior to the Private Placement. The Venrock Funds collectively held more than 5% of the Registrant's common stock prior to the Private Placement.

In connection with the Private Placement, the Registrant and several of its stockholders entered into a Waiver and Third Amendment to Investor Rights Agreement, dated as of September 21, 2005 (the "Waiver"), pursuant to which, among other things, the Registrant is authorized to grant registration rights to the purchasers in the Private Placement and the stockholders waived their piggyback registration rights in connection with the Private Placement.

The Securities Purchase Agreement (and the Form of Warrant, attached as Exhibit B to the Securities Purchase Agreement), is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Waiver is attached hereto as Exhibit 10.2 and incorporated herein by reference. The press release announcing the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing descriptions of the Securities Purchase Agreement, the Warrants and the Waiver do not purport to be complete and are qualified in their entirety by reference to the full text of each document as attached hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to agreements to sell unregistered sales of equity securities is incorporated by reference into this Item 3.02.

The aggregate offering price of the Shares sold in the Private Placement was approximately $31 million. Banc of America Securities LLC and Fortis Securities LLC acted as the Registrant’s placement agents for the Private Placement (the "Placement Agents"). The Placement Agents are participating in the Private Placement in the amount of the fees earned by them in connection with the Private Placement. Banc of America received 591,491 Shares and Warrants to purchase an additional 207,021 shares of common stock. Fortis Securities received 147,873 Shares and Warrants to purchase an additional 51,755 shares of common stock.

The Shares and the Warrants were offered and sold in reliance on exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on the nature of the investors and certain representations made to the Registrant.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Registrant.

Item 9.01 Financial Statements and Exhibits.

10.1 Securities Purchase Agreement, dated September 21, 2005, by and among Memory Pharmaceuticals Corp. and the purchasers listed on Exhibit A thereto.

10.2 Waiver and Third Amendment to Investor Rights Agreement, dated as of September 21, 2005 among Memory Pharmaceuticals Corp. and the investors set forth on the signature page thereto.

99.1 Press Release, dated September 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

September 26, 2005	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: Vice President, Legal Affairs

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Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated September 21, 2005, by and among Memory Pharmaceuticals Corp. and the purchasers listed on Exhibit A thereto.
10.2	Waiver and Third Amendment to Investor Rights Agreement, dated as of September 21, 2005 among Memory Pharmaceuticals Corp. and the investors set forth on the signature page thereto.
99.1	Press Release, dated September 21, 2005.